UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 12, 2025

MARWYNN HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-42554	99-1867981
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

12 Chrysler Unit C Irvine, CA	92618
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 949-706-9966

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class Symbol(s) on which registered	Trading	Name of each exchange
Common Stock, par value $0.001 per share	MWYN	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On March 12, 2025, Marwynn Holdings, Inc., a Nevada corporation (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with American Trust Investment Services, Inc., as representative of the several underwriters (the “Representative”), pursuant to which the Company issued and sold an aggregate of 2,000,000 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), in the initial public offering (the “Offering”) pursuant to the Company’s Registration Statement on Form S-1 (File No. 333-284245) and a related prospectus supplements dated March 12, 2025, filed with the Securities and Exchange Commission (“Commission”).  The Common Stock was sold at an offering price of $4.00 per share (the “Public Offering Price”), generating gross proceeds to the Company of $8,000,000, before deducting underwriting discounts and commissions and other estimated offering expenses.

The Company intends to use the net proceeds from the Offering towards supply chain enhancements, business expansion, sales and distribution growth, talent development and retention, working capital, and other general corporate purposes.

The Common Stock commenced trading on The Nasdaq Capital Market on March 13, 2025 under the symbol “MWYN.” The closing of the Offering took place on March 14, 2025.

Pursuant to the Underwriting Agreement, the Company granted the Representative a 45-day option to purchase up to 300,000 shares of Common Stock at the Public Offering Price, less the underwriting discount, to cover over-allotments, if any. The Company also agreed to issue to the Representative (or its permitted assignees) a warrant (“Representative Warrant”) to purchase up to 100,000 shares of Common Stock (and up to 115,000 shares of Common Stock assuming the Representative’s option is exercised in full), which is equal to 5% of the shares sold in the Offering, exercisable for cash or on a cashless basis at a per share price equal to $4.80 per share. The Representative Warrant will be exercisable at any time, and from time to time, in whole or in part, after 180 days from March 11, 2025, and will expire on March 11, 2030. In addition, the Representative Warrant provides for certain demand and piggyback registration rights. The exercise price and number of shares issuable may be adjusted in certain circumstances including in the event of a stock dividend, extraordinary cash dividend or our recapitalization, reorganization, merger or consolidation.

The Underwriting Agreement includes customary representations, warranties and covenants by the Company. The Company also agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended (“Securities Act”), and to contribute to payments that the underwriters may be required to make for these liabilities.

The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement, a copy of which is attached hereto as Exhibit 1.1 and incorporated herein by reference.  The foregoing description of the Representative Warrant is qualified in its entirety by reference to the Representative’s Warrant Agreement, a copy of which is attached hereto as Exhibit 4.1 and incorporated herein by reference.

Item 8.01. Other Events.

On March 12, 2025, the Company issued a press release announcing the pricing of the Offering. The press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

 On March 14, 2025, the Company issued a press release announcing the closing of the Offering. The press release is filed as Exhibit 99.2 hereto and is incorporated herein by reference.

The corporate press releases shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such Section 18. The information in this Item 8.01, as well as Exhibits 99.1 and 99.2, shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

The press releases contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. With the exception of historical matters, the matters discussed in the press releases include forward-looking statements within the meaning of applicable securities laws. Such forward-looking statements include, among others, statements regarding the Company’s projects and potential financial performance. The words “believes,” “expects,” “intends,” “plans,” “anticipates,” “hopes,” “likely,” and similar expressions are intended to identify certain of these forward-looking statements. These statements are based on the Company’s expectations and involve risks, uncertainties and other important factors that could cause the actual results performance or achievements of the Company (or entities in which the Company has interests), or industry results, to differ materially from future results, performance or achievements expressed or implied by such forward-looking statements. Certain factors that could cause the Company’s actual future results to differ materially from those discussed are noted in connection with such statements, but other unanticipated factors could arise. Certain risks regarding the Company’s forward-looking statements are discussed in the Company’s filings with the Commission, including an extensive discussion of these risks in the Company’s Registration Statement on Form S-1, declared effective by the Commission on March 11, 2025. Readers are cautioned not to place undue reliance on these forward-looking statements which reflect management’s view only as of the date of this Form 8-K. The Company undertakes no obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, conditions or circumstances.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement, dated March 12, 2025, by and between the Company and American Trust Investment Services, Inc.
4.1	Form of The Representative’s Warrant Agreement
99.1	Press Release of the Company Announcing Pricing of the Offering, dated March 12, 2025
99.2	Press Release of the Company Announcing Closing of the Offering, dated March 14, 2025

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marwynn Holdings, Inc.

	By:	/s/ Yin Yan
	Name:	Yin Yan
Date: March 14, 2025	Title:	Chief Executive Officer and Chairperson

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